UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549
                  ----------------------------------

                              FORM 8-K
                           Current Report


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      Date of Report: September 23, 2003
            Date of Earliest Event Reported: September 23, 2003


                     The Pep Boys - Manny, Moe & Jack
         ------------------------------------------------------
         (Exact name of registrant as specified in its charter)

            Pennsylvania               1-3381               23-0962915
   -------------------------------   -----------   ---------------------------
   (State or other jurisdiction of   (Commission   (I.R.S. Employer ID number)
    incorporation or organization)    File No.)


      3111 W. Allegheny Ave. Philadelphia, PA           19132
      ----------------------------------------        ----------
      (Address of principal executive offices)        (Zip code)

                                 215-430-9000
            ----------------------------------------------------
            (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed from last report)

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Item 5.   Other Events

On September 23, 2003, the Company issued the press release, attached hereto as
Exhibit 99.1, outlining its go-forward strategy and expected results for the balance of fiscal 2003.



Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits. The following exhibits are filed with this report.

Exhibit No. 99.1                Press Release

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           THE PEP BOYS - MANNY, MOE & JACK


                           By: /s/ Bernard K. McElroy
                               --------------------------------------
                               Bernard K. McElroy
                               Vice President
                               Chief Accounting Officer & Treasurer


Date:  September 23, 2003